UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2012

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2012, Lockheed Martin Corporation announced its financial results for the quarter ended September 30, 2012. The press release is furnished as Exhibit 99 to this Current Report on Form 8-K. Exhibit 99 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated October 24, 2012 (earnings release for the quarter ended September 30, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: October 24, 2012	by:	/s/ Christopher J. Gregoire
Christopher J. Gregoire
Vice President and Controller

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